Exhibit 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report dated March 29, 2002 included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 File No. 333-94879.

                                      MCKEAN, PAUL, CHRYCY, FLETCHER & CO.

Miami, Florida,
March 29, 2002.